Comerica Incorporated RBC Capital Markets Financial Institutions Conference March 7, 2023 Jim Herzog Chief Financial Officer Kelly Gage Director of Investor Relations Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics: physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made, except to the extent required by law. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2023, Comerica Inc. All rights reserved.

Brief Overview

We will raise your expectations of what a bank can be

Facts
- 170+ year history
- 18th largest U.S. bank[1,2]
- 7,488 employees

Attractive Footprint
- 14 of 15 largest metropolitan areas[3]
- 9 of 10 fastest growing metropolitan areas[3,4]

Relationship Focus
- Long-tenured relationship managers
- 17 Greenwich awards in Middle Market & Small Business Banking

Corporate Responsibility
- One of America's Most Responsible Companies (Newsweek)
- One of America's Most JUST Companies (JUST Capital & CNBC)
- Forbes Best Employer for Women



MI
24%
CA
35%
Loans[5]
$52.4B
TX
21%
Other
Markets[6]
20%



MI
35%
CA
30%
Deposits[5]
$71.4B
TX
16%
Other
Markets[6]
19%

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans among peers[1]
- Middle Market focus with expertise in 9 specialty verticals

Retail Bank
- Robust, low-cost deposit base (35% of total)
- 410 banking centers & ~630 ATMs

Wealth Management
- 28% of total noninterest income
- $193B assets under administration
- ~24,000 personal & institutional clients

12/31/22 • [1]Source: S&P Global Market Intelligence as of 3Q22 • [2]Commercial Banks • [3]U.S. Census Bureau; by population 2021. Includes all locations with employees & offices • [4]2021 vs 2020 by number of people • [5]4Q22 Average • [6]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

©2023, Comerica Inc. All rights reserved.

3

Diversified Geographic Footprint

Large, higher growth urban markets	Predominance of middle market companies & wealth management opportunities	Highly integrated, cost-effective platform

Texas
- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California
- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan
- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Offices Across U.S.



Primary Markets
Other Markets
Office Locations

Southeast
- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- 8 banking centers in FL
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West
- Fast growing economy, attractive climate
- 17 banking centers in Phoenix area
- 1 office in Denver
- Serving customers in AZ & CO

©2023, Comerica Inc. All rights reserved.

4

Talent as our Competitive Advantage

Comerica

Our colleagues deliver differentiated value to our customers

Skilled

- Distinguished Commercial Banking **Development Program** delivers talent
- **Credit & frontline expertise** balanced
- Award winning **leadership development** programs

Diverse

- Deeply embedded **culture supports inclusion**
- Aiming to **reflect customers & markets** we serve
- **42%** of U.S. employees are racial/ethnic minorities[1]
- **53%** of managers are female[1]

Experienced

- **Long-tenured**[2] team provides **consistency**
  - >25 years Business Leaders
  - ~10 years Relationship Managers
  - ~20 years Group Managers
- **Specialized knowledge** in industry verticals

2022 Greenwich Excellence Awards

9 Middle Market Banking Awards			8 Small Business Banking Awards		
Best Brand • Trust • Values Long-Term Relationships	Cash Management • Customer Service • Overall Satisfaction • Product Capabilities	Satisfaction • Overall • Midwest • With RM	Best Brand • Values Long-Term Relationships	Cash Management • Overall Satisfaction • Overall Satisfaction (West)	Satisfaction • Overall • West • With RM
	Likelihood to Recommend (West)		Industry Understanding	RM Proactively Provides Advice	

[1]As of 12/31/22 • [2]As of 3/2/23

©2023, Comerica Inc. All rights reserved.

5

Strong Fundamentals

Unique strengths combine to deliver a compelling value proposition

Targeted Business Strategy

- Weighted to **Commercial** as a leading bank for business with industry expertise
- Fee-generating **Wealth Management** capabilities deepening relationships
- Granular, deposit gathering **Retail Bank** servicing customers across divisions

Revenue Growth

- Strong net interest income, loan & fee income **results**
- Robust **product** suite to support Payments strategy
- Footprint includes faster **growth markets**
- Expect better **predictability** of earnings stream

Relationship Focus

- **Expertise** across core & specialty businesses
- **Long-tenured**, experienced team
- **Collaboration** between 3 revenue divisions
- Strong **deposit base** & mix

Efficient Operations

- Continuous **improvement** culture
- Investing in **modernization**
  - Transform retail delivery
  - Align corporate facilities
  - Leveraging technology to drive productivity & growth

Credit Discipline

- **Consistent,** conservative underwriting standards
- **Superior** credit performance through last recession
- **Balanced** exposure to a wide variety of industries

FY22 Superior Financial Results, Positioned to Manage Cycles

Revenue Growth	NII Growth	Loan Growth	Efficiency Ratio[3]	Net Charge-Offs	Asset Sensitivity[1]
+19%	+34%	+3%, +8% ex PPP[2]	56%	3bps	~+$10MM +100 bps ~-$70MM -100 bps

12/31/22 • [1]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis (100 bps change in rates point-to-point impact on NII) • [2]PPP balances FY21 $2.3B; FY22 $147MM • [3]Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants.

©2023, Comerica Inc. All rights reserved.

6

©2023, Comerica Inc. All rights reserved. 1Q23 Loan Update Strong momentum as broad-based growth continues 48.3 50.0 51.1 52.4 53.1 30.0 40.0 50.0 1Q22 2Q22 3Q22 4Q22 1Q23 Thru 2/28 Loan Trends ($ in billions, average) • $682MM increase in QTD average loans1 • Pipeline & commitments remain strong • 1Q23 outlook2: >1% growth from 4Q22 average Loan Growth Across Multiple Business Lines ($ in billions, average) 1Q23 metrics through 2/28/23 are preliminary & subject to change. 1Comparisons of 1Q23 through 2/28/23 vs 4Q22 2Outlook as of 3/6/23 7 12.8 12.9 0 1 2 3 4 5 6 7 8 9 10 0 10 20 4Q22 1Q23 Thru 2/28 7.7 8.2 0 1 2 3 4 5 6 7 8 9 10 3 4Q22 1Q23 Thru 2/28 5.1 5.4 0 1 2 3 4 5 6 7 8 9 10 0 10 4Q22 1Q23 Thru 2/28 Middle Market General Commercial Real Estate National Dealer Services • Adding new customers & deepening relationships • TX leading the other markets • Class A multi-family & industrial projects • Increasing utilization, pay-offs slowing • Funding acquisitions & refinance • Financing customer Dealer acquisitions, mortgages & term debt • Continued uptick in floorplan units, but still below historical levels 1Q23 Deposit Update Pricing strategy driving interest-bearing growth; mix remains favorable 1Q23 metrics through 2/28/23 are preliminary & subject to change 1Comparisons of 1Q23 through 2/28/23 vs 4Q22 2Outlook as of 3/6/23 3Source for peer data: S&P Global Market Intelligence 79.1 77.6 74.0 71.4 69.0 0 10 20 30 40 50 60 70 80 90 1Q22 2Q22 3Q22 4Q22 1Q23 Thru 2/28 • QTD average deposits reflect1 - $2.9B noninterest-bearing deposits + $589MM interest-bearing deposits • 1Q23 outlook2: 3% to 4% decline from 4Q22 average • Majority of commercial customers use Treasury Management Services • 4Q22 total funding cost of 71bps compared to peer average of 89bps3 Deposit Trends ($ in billions; Average) 8©2022, Comerica Inc. All rights reserved. Interest-Bearing Deposit Cost3 (percentages; 4Q22) 0.42 0.57 0.74 0.80 0.88 0.97 1.12 1.13 1.16 1.22 1.23 1.34 Z IO N R F K E Y M T B H B A N C M A F H N F IT B C F R B O K F C F G S N V 56% 51% 43% 40% 40% 40% 39% 34% 34% 32% 28% 27% C M A Z IO N M T B B O K F C F R R F F H N F IT B S N V K E Y C F G H B A N Highest Noninterest-bearing Deposit Component3 (percentages of total deposits; 4Q22 average)

©2023, Comerica Inc. All rights reserved. Liquidity Position Significant sources of funding available to support business growth Wholesale Debt Maturities Excluding $3.2B FHLB Debt maturing 20231 ($ in millions) 5 4 3 10 18 17 10 5 4 12 12 12 13 16 17 19 21 19 2017 2018 2019 2020 2021 1Q22 2Q22 3Q22 4Q22 Cash at Fed Total Investment Securities Liquid Assets ($ in billions; 4Q22 average) 12/31/22 Source for peer data: S&P Global Market Intelligence & company press releases 1Remaining FHLB line capacity of $7.2B as of 12/31/22 9 39 65 73 73 75 77 79 80 83 86 89 91 C F R B O K F F IT B R F C M A Z IO N M T B H B A N K E Y C F G S N V F H N Loan to Deposit Ratio (percentages; 4Q22 period-end) 500 850 550350 500 250 1,032 500 350 400 1,050 2023 2024 2025 2026 2027+ Fed Funds Brokered Deposits Senior Bank Debt Senior Parent Debt Sub Bank Debt Sub Parent Debt 8 10 CMA Peer Avg. Low Wholesale Funding to Total Liabilities (percentages; 4Q22 period-end) Available liquidity sources to support growth as needed: • Securities portfolio repayments • Deposit pay rate adjustments • Brokered deposits • Federal Home Loan Bank lines • Wholesale debt Noninterest Income Investing to drive fee income growth Goal to grow fee component 10©2023, Comerica Inc. All rights reserved. New ways of real time money movement & rising rates are changing customers’ needs Combined various functions into one team with consistent delivery across bank Customer journey approach to accelerate customer outcomes & reduce risk Focus on Treasury Management Enrollment & Onboarding Payments Digital Capabilities Capital MarketsWealth Management Market leader in 3rd party fiduciary services Strategic partnerships enhance solution set Uniquely positioned to serve business owners & execs Customer risk management products (foreign exchange, hedging) re-aligned to enhance customer focus Loan Syndications & Investment Banking staff increased Deliver more consistent, non-capital consuming revenue • Elevate digital experience • Invest selectively in new products • Collaborate across 3 revenue divisions Drive increased retention & acquisition of customers Fee Income Growth Strategy Net Interest Income 70% Noninterest Income 30% FY22 Revenue $3.5B

New Investment Banking Group

Comerica

Expanding our strong, existing Capital Markets solutions to add M&A advisory, supporting customers through their lifecycle

Experienced Talent	• Newly formed Investment Banking Group leaders have deep industry experience averaging over 25 years
Supporting our Customers	• Allows us to better support our customers' achievement of their growth and ownership strategies
Aligned Organizationally	• Leverages collaboration between Wealth Management & Commercial Bank enhanced by organizational realignment
Driving Results	• Opportunity to increase fee income, support customer retention & better position Wealth Management

©2023, Comerica Inc. All rights reserved.

11

Interest Rate Sensitivity

Comerica

Largely achieved strategic objective to reduce earnings volatility through the cycles

Management Outlook for Net Interest Income[1]

- Assuming
  - 2/28 forward rate curve
  - Loan & deposit outlook for remainder of year
  - No additional securities & swaps purchases beyond 2/28/23

- 17% to 20% increase to FY23 NII over FY22
- 3% to 6% decrease in 1Q23 compared to 4Q22

12/31/22 Standard Model Assumptions[2]
100 bps (50 bps avg) gradual, parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~30% per incremental change	
Securities Portfolio	No reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

Sensitivity Analysis from 12/31 Base Case

Estimated 12-Month Net Interest Income Impact	
100 bps gradual increase	+$10MM
100 bps gradual increase, with 40% - 50% incremental beta	-$5M to -$20MM
100 bps gradual decrease	-$70MM

12/31/22 • [1]Outlook as of 3/6/23 • [2]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes a static balance sheet as of 12/31/22

©2023, Comerica Inc. All rights reserved.

12

Credit Quality 12/3122 Source for peer data: S&P Global Market Intelligence & company press releases 36 18 15 14 12 11 11 10 8 8 7 6 C M A H B A N Z IO N C F R M T B F H N B O K F F IT B S N V K E Y C F G R F Loan Loss Reserve / LTM NCO (times; 4Q22 period-end) • Well-diversified, relationship-based portfolio • Experienced managers with deep expertise • Conservative, consistent underwriting standards • Proactive, frequent customer dialogue -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 2 01 6 2 01 7 2 01 8 2 01 9 2 02 0 2 02 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Total CMA Peer Average Net Charge-offs Through Cycle (as a % of average loans) ©2023, Comerica Inc. All rights reserved. 13 (0.03) (0.02) 0.09 0.12 0.12 0.14 0.17 0.18 0.22 0.22 0.28 0.29 C M A Z IO N C F R M T B S N V K E Y H B A N F H N F IT B C F G B O K F R F Net Charge-offs (as a percentage of total loans; 4Q22) Real Estate (sq. ft in millions) 5.55 4.20 2012 4Q22 107 174 86 170 2012 4Q22 9,035 7,488 2012 4Q22 Expense Management Disciplined approach to support our future & drive efficiency 12/31/22 Source for peer data: S&P Global Market Intelligence 1BOKF employee count as of 3Q22 24Q22 BOKF not available as of 3/6/23 CMA Peer Avg. Employees (FTE) Deposits / Branch2 (period-end; $ in millions) • Supporting revenue generating activity • Optimizing footprint, modernizing facilities • Consolidating or relocating banking centers • Continued investment in technology -17% -24% Average Loans + Deposits / Employee1 (4Q22; $ in millions) 14©2023, Comerica Inc. All rights reserved. 53 55 CMA Peer Avg. Efficiency Ratio (percentages; 4Q22) 17 14 CMA Peer Avg. Revenue / Employee1 (4Q22; $ in thousands) 136 108 CMA Peer Avg.

Capital Management 4% increase in common dividend1; strong capital position at target CET1 of 10%2 4Q22 1Payable 4/1/23 to common stock shareholders of record as of 3/15/23 2Outlook as of 3/6/23 3Refer to reconciliation of non-GAAP financial measures in appendix 4Source for peer data: S&P Global Market Intelligence & company press releases 9.93% 10.00% 7.0% 3Q22 4Q22 CET1 Tier 1 10.45% 10.50% 8.5% 3Q22 4Q22 Regulatory Minimum + Capital Conservation Buffer (CCB) 15©2023, Comerica Inc. All rights reserved. 57.41 50.80 46.19 35.70 36.55 59.03 59.78 61.13 63.11 65.12 4Q21 1Q22 2Q22 3Q22 4Q22 Common Equity Per Share Impact of AOCI Losses Common Equity Per Share3 ($ per share; period-end) 4.82% 4.89% 9.12% 9.30% 3Q22 4Q22 Impact of AOCI Losses Tangible Common Equity Ratio Tangible Common Equity Ratio3 5.55% 5.60% 9.82% 9.99% 3Q22 4Q22 Impact of AOCI Losses Common Equity Ratio Common Equity Ratio3 9.4% 9.3% 8.9% 8.3% 8.2% 7.8% 7.7% 7.6% 7.5% 7.4% 7.3% 7.1% B O K F C M A F H N S N V C F G R F K E Y M T B F IT B Z IO N H B A N C F R Tangible Common Equity Ratio Ex. AOCI3,4 (percentages; 4Q22) 34 23 FY22 v FY21 CMA FY22 v FY21 Peer Avg. Superior Performance 4Q22 Source for peer data: S&P Global Market Intelligence & company press releases 1Refer to reconciliation of non-GAAP financial measures in appendix 2Diluted earnings per common share 3Excluding BOKF as data is not available as of 3/6/23 16©2022, Comerica Inc. All rights reserved. 1.32 1.14 FY22 CMA FY22 Peer Avg. Return on Assets3 (percentages) 1 -3 FY22 v FY21 CMA FY22 v FY21 Peer Avg. EPS Growth2 (percentages) Key metrics demonstrate core business strength Net Interest Income Growth (percentages) 0.03 0.14 FY22 CMA FY22 Peer Avg. Net Charge-offs (as a percentage of total loans) 39 22 FY22 v. FY21 CMA FY22 v. FY21 Peer Avg. PPNR Growth1 (percentages) 19 14 FY22 v. FY21 CMA FY22 v. FY21 Peer Avg. Revenue Growth (percentages)

APPENDIX ©2023, Comerica Inc. All rights reserved. Positioned for the Bigger Possible Strategic investments enable delivery on the Comerica Promise 18

CMA vs Peers

Comerica

CET1 (Capital) Ratio
(percentages; 4Q22)


10.00
10.17
CMA
Peer Avg.

Return on Equity[1,2]
(percentages; 4Q22)


Impact of AOCI
27.92
+11.72
17.68
CMA
Peer Avg.

Return on Assets[3]
(percentages; 4Q22)


1.65
1.36
CMA
Peer Avg.

Net Interest Margin
(percentages; 4Q22)


3.7
3.5
CMA
Peer Avg.

Net Charge-Offs (Recoveries)
(as a percentage of total loans; 4Q22)


0.16
-0.03
CMA
Peer Avg.

4Q22 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Peer ROE not adjusted for AOCI impact • [2]Return on average common shareholders' equity • [3]Return on average assets

©2023, Comerica Inc. All rights reserved.

19

CMA vs Peers

Comerica

Noninterest-bearing Deposit Change
(Avg.; percentages; 4Q22 vs 3Q22)


-4.5
-5.0
CMA
Peer Avg.

Interest-bearing Deposit Change
(Avg.; percentages; 4Q22 vs 3Q22)


0.5
-2.4
CMA
Peer Avg.

Total Increase in Deposits Through Covid[1]
(average 4Q22 vs.1Q20; percentages)


25
26
CMA
All Commercial Banks

Total Funding Cost
(percentages; 4Q22)


0.45
0.56
0.58
0.71
0.86
0.87
0.99
1.01
1.10
1.11
1.14
1.15
RF
ZION
MTB
CMA
FHN
CFR
HBAN
BOKF
FITB
KEY
CFG
SNV

Interest-Bearing Deposit Cost
(percentages; 4Q22)


0.42
0.57
0.74
0.80
0.88
0.97
1.12
1.13
1.16
1.22
1.23
1.34
ZION
RF
KEY
MTB
HBAN
CMA
FHN
FITB
CFR
BOKF
CFG
SNV

4Q22 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Data source: weekly H.8 reports through 3/25/20 for 1Q20 and 12/28/22 for 4Q22; CMA and All Commercial Banks derived from H.8 data in same manner to ensure comparability

©2023, Comerica Inc. All rights reserved.

20

FY22 Review

Superior financial results & achievements aligned with refreshed core values

Comerica



Record EPS[1]
$8.35
$8.47
2021
2022
Record Revenue
$3.0B
$3.5B
2021
2022
Average Loans
$49B
$50B
2021
2022
Return on Assets[2]
1.30%
1.32%
2021
2022
Return on Equity[3]
15.2%
18.6%
2021
2022
Efficiency Ratio
62%
56%
2021
2022

ONE COMERICA

- Delivered enhanced employee benefits
- Announced Collaboration & Innovation hubs
- Achieved colleague Sustainable Engagement score of 84%

THE CUSTOMER COMES FIRST

- Launched Digital Journeys to further elevate customer experience beginning with Treasury Management
- Enhanced Voice of Customer program

THE BIGGER POSSIBLE

- Invested in transformative strategy for Payments
- Re-imagined retail delivery model
- Prioritized cloud-first approach to data

A FORCE FOR GOOD

- Achieved ~85% of $5B Small Business Financing Commitment[4]
- Developed BusinessHQ
- Published Inaugural TCFD report
- Recognized by Newsweek for Commitment to Corporate Responsibility & Diversity

TRUST. ACT. OWN.

[1]Diluted earnings per common share • [2]Return on average assets • [3]Return on average common shareholders' equity • [4]Commitment runs from 2021-2023

©2023, Comerica Inc. All rights reserved.

21

FY22 Results

Comerica

Record revenue, broad-based loan growth, improved efficiency ratio & excellent credit quality

(millions, except per share data)	2022	2021	Change
Average loans	$50,460	$49,083	$1,377
Average loans, ex. PPP	50,313	46,747	3,566
Average deposits	75,481	77,681	(2,200)
Net interest income	2,466	1,844	622
Provision for credit losses	60	(384)	444
Noninterest income[1]	1,068	1,123	(55)
Noninterest expenses[1]	1,998	1,861	137
Provision for income tax	325	322	3
Net income	1,151	1,168	(17)
Earnings per share[2]	$8.47	$8.35	$0.12
Efficiency Ratio	56%	62%	
Return on Average Equity[3,4]	18.63%	15.15%	
Return on Average Assets	1.32%	1.30%	

Key Performance Drivers Year over Year

- Revenue increased $567MM or 19%. Pre-tax, pre-provision net revenue (PPNR)[5] up $430MM, or 39%
- Loans up 3%, or 8% ex-PPP. Broad-based growth partly offset by Mortgage Banker
- Deposits reflect customers utilizing excess cash (following $13B, or 19%, FY21 growth) & strategic pricing initiatives
- Net interest income driven by rates & loan growth
- Credit quality excellent; Net charge-offs 3 bps
- Noninterest income reflects growth in several products, more than offset by noncustomer-related categories
- Expenses include strategic investments, higher performance & stock-based compensation, & revenue-related costs

FY22 compared to FY21 • [1]Includes gains/(losses) related to deferred comp plan of $(18)MM FY22 & $14MM FY21 • [2]Diluted earnings per common share • [3]Return on common shareholders' equity • [4]Common shareholders' equity per share of common stock • [5]Refer to reconciliation of non-GAAP financial measures in appendix

©2023, Comerica Inc. All rights reserved.

22

4Q22 Results

Record revenue, continued expense management & exceptional credit quality

Comerica

(millions, except per share data)	4Q22	3Q22	4Q21	Change From 3Q22	Change From 4Q21
Average loans	$52,375	$51,113	$47,825	$1,262	$4,550
Average loans, ex. PPP	52,335	51,046	47,136	1,289	5,199
Average deposits	71,355	73,976	84,537	(2,621)	(13,182)
Net interest income	742	707	461	35	281
Provision for credit losses	33	28	(25)	5	58
Noninterest income[1]	278	278	289	0	(11)
Noninterest expenses[1]	541	502	486	39	55
Provision for income tax	96	104	61	(8)	35
Net income	350	351	228	(1)	122
Earnings per share[2]	$2.58	$2.60	$1.66	$(0.02)	$0.92
Efficiency Ratio	53.00%	50.75%	64.24%		
CET1	10.00%	9.93%	10.13%		

Key Performance Drivers 4Q22 compared to 3Q22

- Revenue increased 4%
- Loans up 2.5% driven by broad-based growth
- Deposits declined due to customers deploying cash & prudent pricing management; Period-end interest-bearing deposits increased
- Net interest income benefitted from higher rates & loan growth, partially offset by funding needs
- Net recoveries of $4MM; Reserve ratio rises to 1.24%
- Noninterest income remained strong
- Prudent expense management, while supporting revenue growth & strategic modernization initiatives
- CET1 increased as strong capital generation outpaced loan growth

[1]Includes gains/(losses) related to deferred comp asset returns of $5MM 4Q21, ($3MM) 3Q22 & $6MM 4Q22 • [2]Diluted earnings per common share

©2023, Comerica Inc. All rights reserved.

23

Loans

Continued broad-based growth in loans & commitments; Yields up 81 bps

Comerica



Loans
($ in billions)
47.8
48.3
50.0
51.1
52.4
3.26
3.22
3.64
4.64
5.45
4Q21
1Q22
2Q22
3Q22
4Q22
Average Balances
Loan Yields %
51.7
53.4
3Q22
4Q22
Period-end

Average loans increased $1.3B[1], or 2.5%

+ $879MM Commercial Real Estate[2]
  - Multi-family & industrial accounted for ~85% of growth
+ $331MM National Dealer Services
+ $193MM Corporate Banking
+ $131MM Wealth Management
+ $119MM Entertainment
- $329MM Mortgage Banker



Loan Commitments Increased 5%
Growth in nearly every business line
(period-end: $ in billions)
48.7
48.9
50.9
53.7
56.5
47%
46%
46%
45%
45%
4Q21
1Q22
2Q22
3Q22
4Q22
Utilization

4Q22 compared to 3Q22 • [1]See Quarterly Average Loans slide for more details • [2]See Commercial Real Estate slide for more details

©2023, Comerica Inc. All rights reserved.

24

Full Year Average Loans

Comerica

Business Line	2022	2021
Middle Market		
General	$12.7	$11.9
Energy	1.4	1.4
National Dealer Services	4.6	4.3
Entertainment	1.1	1.0
Tech. & Life Sciences	0.9	0.9
Equity Fund Services	3.3	2.8
Environmental Services	2.1	1.7
Total Middle Market	$26.2	$24.1
Corporate Banking		
US Banking	4.0	3.1
International	1.5	1.4
Commercial Real Estate	6.9	6.7
Mortgage Banker Finance	1.6	2.8
Business Banking	3.3	3.7
Commercial Bank	**$43.5**	**$41.8**
Retail Bank	**$2.1**	**$2.4**
Wealth Management	**$4.9**	**$4.9**
TOTAL	**$50.5**	**$49.1**

By Market	2022	2021
Michigan	$12.1	$11.9
California	17.7	17.4
Texas	10.2	9.8
Other Markets[1]	10.4	10.0
TOTAL	**$50.5**	**$49.1**

Loan Portfolio
(4Q22 Period-end)



$53.4B
Fixed Rate[2] 50%
Prime-based 5%
60-Day+ Rate 6%
≤30-Day Rate[3] 39%

$ in billions • Totals shown above may not foot due to rounding. Certain prior period amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $22.1B receive fixed/pay floating (30-day) LIBOR, BSBY & SOFR interest rate swaps; Forward dated swaps are excluded • [3]Includes ~0.2% of Daily SOFR

©2023, Comerica Inc. All rights reserved.

25

Quarterly Average Loans

Comerica

Business Line	4Q22	3Q22	4Q21
Middle Market			
General	$12.8	$12.8	$11.9
Energy	1.4	1.4	1.3
National Dealer Services	5.1	4.8	3.9
Entertainment	1.3	1.1	1.2
Tech. & Life Sciences	0.9	0.9	0.8
Equity Fund Services	3.3	3.3	2.8
Environmental Services	2.2	2.2	1.8
Total Middle Market	$27.0	$26.7	$23.9
Corporate Banking			
US Banking	4.3	4.1	3.3
International	1.6	1.5	1.5
Commercial Real Estate	7.7	6.8	6.6
Mortgage Banker Finance	1.3	1.7	2.4
Business Banking	3.2	3.2	3.3
Commercial Bank	**$45.1**	**$44.0**	**$41.0**
Retail Bank	**$2.2**	**$2.1**	**$2.1**
Wealth Management	**$5.1**	**$5.0**	**$4.8**
TOTAL	**$52.4**	**$51.1**	**$47.8**

By Market	4Q22	3Q22	4Q21
Michigan	$12.3	$12.3	$11.4
California	18.4	17.8	17.1
Texas	10.9	10.2	9.5
Other Markets[1]	10.7	10.7	9.8
TOTAL	**$52.4**	**$51.1**	**$47.8**

Loan Growth[2]
(Avg.; percentages; 4Q22 vs 3Q22)



2.5
1.8
CMA
Peer Avg.

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [2]Source for peer data: S&P Global Market Intelligence & company press releases

©2023, Comerica Inc. All rights reserved.

26

30.7 31.5 42.3 39.9 84.5 79.1 77.6 74.0 71.4 73.0 71.4 0.05 0.05 0.05 0.20 0.97 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 IB NIB Deposits Positive interest-bearing deposit trend reflects pricing actions, maintained favorable NIB mix 4Q22 compared to 3Q22 1Interest costs on interest-bearing deposits 2Cumulative deposit beta calculated using 4Q21 average Fed funds of 0.25% Deposits ($ in billions) Deposit Rate1 % Average Balances Period-end Strategic management of deposits & businesses utilizing excess liquidity Average deposits decreased $2.6B - $756MM interest-bearing - $1.9B noninterest-bearing • Cost of interest-bearing deposits increased to 97 bps, reflecting relationship-focused pricing • Cumulative interest-bearing deposit beta 26% (cycle-to-date)2 27©2023, Comerica Inc. All rights reserved. 120% 75% 50% 60% 70% 80% 90% 100% 110% 120% 130% 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 2 01 6 2 01 7 2 01 8 2 01 9 2 02 0 2 02 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Loan to Deposit Ratio Remains Low (period-end) Full Year Average Deposits $ in billions Totals shown above may not foot due to rounding. Certain prior period amounts have been reclassified to conform to the current quarter presentation. 1Finance/Other includes items not directly associated with the geographic markets or the three major business segments 2Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 2022 2021 Middle Market General $20.4 $22.2 Energy 1.0 0.6 National Dealer Services 1.5 1.3 Entertainment 0.3 0.2 Tech. & Life Sciences 6.5 7.3 Equity Fund Services 1.2 1.1 Environmental Services 0.3 0.3 Total Middle Market $31.2 $33.0 Corporate Banking US Banking 2.2 3.3 International 2.1 2.3 Commercial Real Estate 2.2 1.9 Mortgage Banker Finance 0.5 0.8 Business Banking 4.3 4.3 Commercial Bank $42.6 $45.6 Retail Bank $26.7 $25.7 Wealth Management $5.4 $5.2 Finance / Other1 $0.8 $1.2 TOTAL $75.5 $77.7 By Market 2022 2021 Michigan $26.6 $26.8 California 23.0 23.8 Texas 11.5 10.5 Other Markets2 13.6 15.4 Finance / Other1 0.8 1.2 TOTAL $75.5 $77.7 ©2023, Comerica Inc. All rights reserved. 28 Large, Relationship-oriented Deposit Base Majority noninterest-bearing Wholesale Funding 8% Shareholder Equity 6% Noninterest- bearing 48% Interest- bearing 38% Funding Sources 12/31/22

Quarterly Average Deposits

Business Line	4Q22	3Q22	4Q21
Middle Market			
General	$18.7	$19.6	$24.7
Energy	1.3	1.4	0.6
National Dealer Services	1.2	1.4	2.1
Entertainment	0.3	0.2	0.2
Tech. & Life Sciences	5.2	6.3	8.3
Equity Fund Services	1.2	1.1	1.5
Environmental Services	0.3	0.3	0.4
Total Middle Market	$28.4	$30.5	$37.8
Corporate Banking			
US Banking	1.9	2.0	3.4
International	2.1	2.0	2.2
Commercial Real Estate	2.3	2.2	2.1
Mortgage Banker Finance	0.4	0.5	0.7
Business Banking	4.1	4.3	4.6
Commercial Bank	$39.2	$41.5	$50.8
Retail Bank	$26.0	$26.7	$26.7
Wealth Management	$5.2	$5.3	$5.7
Finance / Other[1]	$1.0	$0.5	$1.3
TOTAL	$71.4	$74.0	$84.5

By Market	4Q22	3Q22	4Q21
Michigan	$25.1	$25.9	$28.1
California	21.0	22.4	28.0
Texas	11.6	12.0	11.1
Other Markets[2]	12.7	13.2	16.1
Finance / Other[1]	1.0	0.5	1.3
TOTAL	$71.4	$74.0	$84.5

Beneficial Deposit Mix: 56% noninterest-bearing
(4Q22 Average)



Retail Noninterest-bearing 11%
Total $71.4B
Commercial Noninterest-bearing 45%
Retail Interest-bearing 27%
Commercial Interest-bearing 17%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2023, Comerica Inc. All rights reserved.

29

Securities Portfolio

Stable securities income despite paydowns

Securities Portfolio[1]
($ in billions)



16.6
17.3
19.0
20.5
19.1
19.5
19.0
1.71
1.74
1.92
2.08
2.11
4Q21
1Q22
2Q22
3Q22
4Q22
3Q22
4Q22
Average Balances
Securities Yields %
Period-end

Average portfolio decreased $1.4B

- Period-end decreased $440MM
  - \- $413MM MBS & $100MM Treasury payments
  - \+ $73MM fair value change
- Duration of 5.25 years[2]
  - Extends to 5.98 years under +200bps instantaneous rate increase[2]
- Net unrealized pre-tax loss decreased to $3.1B
- Expect ~$350MM to $400MM in quarterly repayments in 2023[3]

Securities Income
($ in millions)



71
77
100
119
118
4Q21
1Q22
2Q22
3Q22
4Q22

4Q22 compared to 3Q22 • [1]Net unaccreted discount of $55MM • [2]Estimated as of 12/31/22 • [3]Outlook as of 3/6/23

©2023, Comerica Bank. All rights reserved.

30

Net Interest Income

Record NII, grew $35MM, or 5%; benefit from rates & loan growth; NIM 3.74%, up 24 bps



Net Interest Income
($ in millions)
461
456
561
707
742
2.04
2.19
2.70
3.50
3.74
4Q21
1Q22
2Q22
3Q22
4Q22
Net Interest Margin %

Net impact due to rates: $53MM & 28bps on the NIM

$707MM	**3Q22**	**3.50%**
+ 122MM	**Loans**	**+ 0.56**
+ 102MM	Higher rates, incl. swaps	+ 0.52
+ 19MM	Higher Balances	+ 0.03
+ 1MM	Other dynamics	+ 0.01
- 1MM	**Securities Balances**	**+ 0.02**
+ 5MM	**Fed Deposits**	**+ 0.11**
+ 24MM	Higher rates	+ 0.12
- 19MM	Lower balances	- 0.01
- 62MM	**Deposits**	**- 0.30**
- 63MM	Higher rates	- 0.31
+ 1MM	Lower balances	+ 0.01
- 29MM	**Wholesale Funding**	**- 0.15**
- 10MM	Higher rates	- 0.05
- 19MM	Higher balances	- 0.10
$742MM	**4Q22**	**3.74%**

4Q22 compared to 3Q22

©2023, Comerica Inc. All rights reserved.

31

Swap Portfolio

Utilized current & forward swaps to minimize interest rate risk



Swaps as of 2/28/23¹
($ in billions; average; weighted average yield)
12.1
22.4
23.6
23.0
20.1
15.0
9.8
4.6
0.8
2.16%
2.38%
2.50%
2.57%
2.68%
2.72%
2.85%
2.95%
2.97%
FY22
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30

Guiding Principles of Prudent Hedging Strategy[1]

- Provide a more consistent earnings trajectory through rate cycle by tempering asset sensitive position as rates rise
- Hedging pulls forward market expectations, while reducing downside of potential decline in short-term interest rates over time
- 1Q23 (through 2/28/23): No new swaps added
- AOCI net unrealized loss increased $163MM to $1.1B at 2/28/23

12/31/22 • [1]Received fix/pay floating swaps; historical results 12/31/22; maturities extend through 3Q30

©2023, Comerica Inc. All rights reserved.

32

Tangible Common Equity (TCE) 33 Capital management decisions • Prioritize regulatory capital ratios High Quality Securities portfolio • Primarily government-backed MBS Mark-to-market valuation impact on securities portfolio recouped upon repayment ©2023, Comerica Inc. All rights reserved. Accounting of available-for-sale (AFS) securities & impact on Accumulated Other Comprehensive Income (AOCI) • As market rates increase relative to rates on the existing instruments, the fair values of the AFS investments decrease with an offsetting adjustment to unrealized losses, recorded in AOCI • If security is sold, loss recognized in earnings; otherwise, AOCI loss gradually recoups as bonds are repaid or approach maturity with no impact to income. (Note, if sold, proceeds would likely be reinvested at market rates.) Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($0.8B) Rates shock - 100 bps Static balances $0.8B Forward curve1 Cumulative equity recapture with repayments & maturities over time Year 1: $300 - $400MM Year 2: $600 - $700MM Year 5: $1.1 - $1.2B Estimated Change in AOCI Derived from Securities Portfolio Simulated Sensitivity Analysis 12/31/22 1Based on the 12/31 forward curve 269 274 266 262 244 0.55 0.55 0.52 0.51 0.46 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 4Q21 1Q22 2Q22 3Q22 4Q22 NPA/Loans % Credit Quality Reserve reflects excellent credit metrics, loan growth & softening economic outlook 4Q22 compared to 3Q22 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Nonperforming Assets Decreased ($ in millions) Criticized Loans1 Well Below Historical Level ($ in millions) 618 599 609 624 661 1.26 1.21 1.18 1.21 1.24 - 1.00 2.00 3.00 4.00 5.00 6.00 4Q21 1Q22 2Q22 3Q22 4Q22 ACL/Loans % Allowance for Credit Losses Increased Moderately ($ in millions) 1,573 1,647 1,534 1,626 1,572 3.2 3.3 3.0 3.1 2.9 - 2.00 4.00 6.00 8.00 10.00 12.00 4Q21 1Q22 2Q22 3Q22 4Q22 Criticized/Loans % 34©2023, Comerica Inc. All rights reserved. (4) 8 0 13 (4) - 2.00 4.00 6.00 8.00 10.00 12.00 4Q21 1Q22 2Q22 3Q22 4Q22 Net Charge-Offs (Recoveries) ($ in millions)

Noninterest Income

Continued robust fee generation

Comerica

Noninterest Income
($ in millions)



289
244
268
278
278
4Q21
1Q22
2Q22
3Q22
4Q22

Remained Stable

- \+ $9MM Deferred compensation[1] (Other noninterest income; offset in noninterest expense)
- \+ $8MM Risk management hedging interest (PA)[2] (Other noninterest income)
- \+ $2MM Visa Class B Total Return Swap (Other noninterest income)
- \+ $1MM Card
- \+ $1MM Brokerage
- \- $12MM Derivative Income[3] (CVA -$4MM)
- \- $3MM Service Charges on Deposit Accounts
- \- $3MM Fiduciary Income
- \- $2MM BOLI

4Q22 compared to 3Q22 • [1]Gains/(losses) related to deferred comp asset returns of $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22 • [2]Risk management hedging income related to an increase in price alignment (PA) received for Comerica's centrally cleared risk management positions • [3]Credit Valuation Adjustment (CVA) $4MM 4Q21, ($2MM) 1Q22, $3MM 2Q22, $5MM 3Q22, $1MM 4Q22

©2023, Comerica Inc. All rights reserved.

35

Noninterest Expenses

Efficiency ratio remained low at 53%

Comerica

Noninterest Expenses[1]
($ in millions)



486
473
482
502
541
64.2
66.9
58.0
50.8
53.0
4Q21
1Q22
2Q22
3Q22
4Q22
Efficiency Ratio %

Increased $39MM

- **+ $11MM Modernization initiatives[1]**
  - Completed consolidation of 22 banking centers to optimize network & deliver greater efficiency
  - Made tech investments to enhance digital capabilities & modernize core platforms; calibrated delivery model, cloud migration to improve scalability, efficiency & resilience
  - Progress on plan to reduce space & modernize facilities
- **+ $9MM Deferred compensation[2]** (offset in noninterest income)
- **+ $19MM All other**
  - Growth initiatives & revenue related:
    - Key hires to drive market & business line growth
    - Enhanced products to further elevate customer experience (payments, capital markets)
    - Marketing, T&E, legal
  - Foundational enhancements for Compliance, ESG & Cyber
  - Merit & inflationary pressure
  - Seasonality

4Q22 compared to 3Q22 • [1]Modernization initiative $6MM 1Q22; $7MM 2Q22; $7MM 3Q22; $18M 4Q22; FY22 $38MM • [2]Gains/(losses) related to deferred comp plan of $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22

©2023, Comerica Inc. All rights reserved.

36

5 ,2 23 5 ,3 15 5 ,5 17 5 ,6 58 5 ,8 83 6 ,2 10 6 ,6 59 6 ,6 83 6 ,6 99 6 ,6 90 6 ,8 83 6 ,7 97 6 ,5 79 6 ,6 04 6 ,4 63 6 ,8 19 7 ,6 97 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Multifamily 45% Industrial / Storage 30% Retail 7% Office 8% Single Family 2% Other 3% Land Carry 3% Multi use 2% Commercial Real Estate Business Line Growth driven by multi-family & industrial projects; Excellent credit quality 12/31/22 1Excludes CRE business line loans not secured by real estate 24Q22 growth of $879MM; figures in graph are impacted by rounding 3Period-end loans 4Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories Primarily Lower Risk Multifamily & Industrial Storage1 (4Q22 period-end) Total $7.2B • Long history of working with well-established, proven developers • >90% of new commitments from existing customers • Significant up-front equity required (typically averaging 35-40%) • Utilization rate 47.6% • 45% of Industrial/Storage & 36% of Multifamily are construction loans1,3 • Majority high growth markets within footprint: • 37% California • 23% Texas Total CRE Business Line Average Loans2 ($ in millions) ©2023, Comerica Inc. All rights reserved. 37 Excellent Credit Quality No significant net charge-offs since 2014 ($ in millions) 4Q21 1Q22 2Q22 3Q22 4Q22 NAL 0.9 0.9 0.9 0.9 0.9 Criticized4 28 26 18 17 16 % Criticized 0.4% 0.4% 0.3% 0.2% 0.2% Energy Primarily E&P exposure 12/31/22 1Includes Services of 4Q21 $21MM, 1Q22 $14MM, 2Q22 $15MM, 3Q22 $17MM, 4Q22 $13MM Period-end Loans ($ in millions) 992 1,060 1,155 1,081 1,162 212 203 218 259 2531,204 1,263 1,373 1,340 1,415 4Q21 1Q22 2Q22 3Q22 4Q22 Midstream Exploration & Production1 • Exposure $3.4B / 43% utilization • Hedged 50% or more of production • At least one year: 66% of customers • At least two years: 43% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: • 48% Oil • 26% Natural Gas • 26% Oil/Gas • Excellent credit quality • ~1% Criticized loans • $0 Net charge-offs ©2023, Comerica Inc. All rights reserved. 38

Mortgage Banker Finance 55+ years experience with reputation for consistent, reliable approach 12/31/22 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/21/23 24Q22 actual • Provide warehouse financing: bridge from residential mortgage origination to sale to the end market • Extensive backroom provides collateral monitoring & customer service • Focus on full banking relationships • As of 4Q22: • Comerica: 92% purchase • Industry: 83% purchase1 • Strong credit quality • No charge-offs since 2010 • Period-end loans: $1.9B (3Q22 $1.8B) Average Loans ($ in millions) 1 ,6 77 1 ,3 35 2 ,0 44 2 ,5 21 2 ,6 81 2 ,0 42 3 ,2 78 3 ,5 85 3 ,7 91 3 ,2 11 2 ,9 24 2 ,7 57 2 ,4 50 1 ,5 97 1 ,7 24 1 ,6 63 1 ,3 34 0 500 1000 1500 2000 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Actual MBA Mortgage Origination Volumes1 MBA Mortgage Originations Forecast1,2 ($ in billions) 398 333 489 510 541 4Q22 1Q23 2Q23 3Q23 4Q23 Purchase Refinance ©2023, Comerica Inc. All rights reserved. 39 National Dealer Services 75+ years of floor plan lending 12/31/22 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Toyota/Lexus 10% Honda/Acura 8% Ford 8% GM 7% Fiat/Chrysler 8% Mercedes 6% Nissan/ Infiniti 3% Other European 13% Other Asian 14% Other 23% • Top tier strategy • National scope with customers in 42 states • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 4 .0 4 .4 4 .5 4 .1 4 .0 3 .6 2 .8 1 .9 2 .2 2 .0 1 .2 0 .6 0 .6 0 .6 0 .8 1 .0 1 .2 7 .4 7 .8 7 .9 7 .5 7 .3 6 .8 6 .2 5 .3 5 .5 5 .3 4 .4 3 .8 3 .9 4 .1 4 .5 4 .8 5 .1 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Floor Plan Average Loans ($ in billions) Total $5.3B 1 ©2023, Comerica Inc. All rights reserved. 40

8,290 7,341 7,036 6,339 5,241 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 4Q21 1Q22 2Q22 3Q22 4Q22 841 856 901 938 943 4Q21 1Q22 2Q22 3Q22 4Q22 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 12/31/22 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout U.S. & Canada Average Deposits ($ in millions) Growth 47% Early Stage 16% Late Stage 37% Customer Segment Overview (approximate; 4Q22 period-end loans) Total $941MM ©2023, Comerica Inc. All rights reserved. 41 Equity Fund Services Strong relationships with top-tier Private Equity & Venture Capital firms 12/31/22 • Customized solutions for Private Equity & Venture Capital firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Period-end balances were $3.2 billion • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 2,846 3,209 3,507 3,346 3,317 4Q21 1Q22 2Q22 3Q22 4Q22 ©2023, Comerica Inc. All rights reserved. 42

Environmental Services Department

Experienced team; Specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Waste Management & Recycling (~85% of loan portfolio)

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A and growth capital

Renewable Energy Solutions (~15% of loan portfolio)

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage


Average Loans
($ in millions)
1,834
1,954
2,034
2,243
2,237
4Q21
1Q22
2Q22
3Q22
4Q22

12/31/22

©2023, Comerica Inc. All rights reserved.

43

Comerica's Core Values

WHY WE ARE HERE

To raise expectations of what a bank can be for our colleagues, customers & communities

WHAT WE BELIEVE

- ONE COMERICA
- THE CUSTOMER COMES FIRST
- THE BIGGER POSSIBLE
- A FORCE FOR GOOD

HOW WE DELIVER

- **Trust**
- **Act**
- **Own**

©2023, Comerica Inc. All rights reserved.

44

Reconciliations

Pre-tax, Pre-Provision Net Revenue (PPNR)

Pre-tax pre-provision net revenue is a measure that Comerica uses to understand fundamental operating performance before credit-related and tax expenses

	(millions, except per share data)	FY22	FY21	$ Change	% Change
(A)	**Net interest income before provision for credit loss** (as reported)	$2,466	$1,844	$622	34%
(B)	**Noninterest income** (as reported)	$1,068	$1,123	($55)	-5%
(C)	**Noninterest expenses** (as reported)	$1,998	$1,861	$137	7%
(A+B-C)	**Pre-tax, pre-provision net revenue**	$1,536	$1,106	$430	39%

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	4Q22	3Q22	2Q22	1Q22	4Q21
Tangible Common Equity					
Total shareholders' equity	$5,181	$5,069	$6,435	$7,036	$7,897
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common Shareholders' equity	$4,787	$4,675	$6,041	$6,642	$7,503
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$9	$10	$10	$11	$11
Tangible Common Equity	$4,143	$4,030	$5,396	$5,996	$6,857
Total Assets	$85,406	$84,143	$86,889	$89,165	$94,616
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$9	$10	$10	$11	$11
Tangible Assets	$84,762	$83,498	$86,244	$88,519	$93,970
Common Equity Ratio	5.60%	5.55%	6.95%	7.45%	7.93%
Tangible Common Equity Ratio	4.89%	4.82%	6.26%	6.77%	7.30%

©2023, Comerica Inc. All rights reserved.

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Reconciliations Continued

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	4Q22	3Q22	2Q22	1Q22	4Q21
Common Equity & Tangible Common Equity per Share of Common Stock					
Common shareholders' equity	$4,787	$4,675	$6,041	$6,642	$7,503
Tangible common equity	$4,143	$4,030	$5,396	$5,996	$6,857
Shares of common stock outstanding	131	131	131	131	131
Common equity per share of common stock	$36.55	$35.70	$46.19	$50.80	$57.41
Tangible equity per share of common stock	$31.62	$30.77	$41.25	$45.86	$52.46
Impact of Accumulated Other Comprehensive Loss to Common Equity & Tangible Common Equity					
Accumulated other comprehensive loss (AOCI)	$(3,742)	$(3,587)	$(1,954)	$(1,173)	$(212)
Common equity, excluding AOCI	$8,529	$8,262	$7,995	$7,815	$7,715
Common equity per share of common stock, excluding AOCI	$65.12	$63.11	$61.13	$59.78	$59.03
Common equity ratio, excluding AOCI	9.99%	9.82%	9.20%	8.76%	8.15%
Tangible Common equity, excluding AOCI	$7,885	$7,617	$7,350	$7,169	$7,069
Tangible Common equity per share of common stock, excluding AOCI	$60.19	$58.17	$56.19	$54.83	$54.08
Tangible common equity ratio, excluding AOCI	9.30%	9.12%	8.52%	8.10%	7.52%

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2023, Comerica Inc. All rights reserved.

46

Holding Company Debt Rating

Comerica

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	A-
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 3/1/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

©2023, Comerica Inc. All rights reserved.

47

Bank Debt Rating

Comerica

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
M&T Bank	A3	A-	A
BOK Financial	A3	A-	A
Comerica	A3	A-	A-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
KeyCorp	A3	A-	A-
Regions Financial	Baa1	A-	A-
Citizens Financial Group	Baa1	A-	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB	BBB
Synovus Financial	Baa3	BBB	BBB

As of 3/1/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank

©2023, Comerica Inc. All rights reserved.

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